UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12
The Ultimate Software Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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(4) Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of The Ultimate Software Group, Inc., a Delaware corporation (“Ultimate Software” or the “Company”) by Unite Parent Corp., a Delaware corporation (“Parent”) and proposed merger of Ultimate Software with Unite Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated February 3, 2019, by and among the Company, Parent and Merger Sub.  Parent is a newly-formed entity that will be owned by an investor group.

(i)            Employee Letter;

(ii)            Employee FAQ;

(iii)            Customer Letter;

(iv)            Partner Letter; and

(v)            Analyst Letter.

Each item above was first used or made available on February 4, 2019.

The press release referred to in the communications included herein is filed as Exhibit 99.1 to the Report on Form 8-K filed by Ultimate Software on February 4, 2019.

Additional Information and Where to Find It

This communication relates to the proposed Merger involving Ultimate Software.  In connection with the proposed Merger, Ultimate Software will file relevant materials with the SEC, including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that Ultimate Software may file with the SEC or send to its stockholders in connection with the proposed Merger.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF ULTIMATE SOFTWARE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and the Company’s website, https://www.ultimatesoftware.com/.  In addition, the documents (when available) may be obtained free of charge by directing a request to Mitch Dauerman by email at mitch_dauerman@ultimatesoftware.com or by calling 954-331-7069.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Ultimate Software common stock in respect of the proposed Merger.  Information about the directors and executive officers of Ultimate Software is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on April 2, 2018, and in other documents filed by Ultimate Software with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed Merger when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication may constitute “forward-looking statements.”  These forward-looking statements may be identified by terms such as “plan to,” “designed to,” “allow,” “will,” “can,” “expect,” “estimates,” “believes,” “intends,” “may,” “continues,” “to be” or the negative of these terms, and similar expressions intended to identify forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements, and reported results should not be considered as an indication of future performance.  These risks, uncertainties and other factors include, but are not limited to, risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to obtain Ultimate Software stockholder approval of the Merger or the failure to satisfy any of the other conditions to the completion of the Merger; the effect of the announcement of the Merger on the ability of Ultimate Software to retain and hire key personnel and maintain relationships with its clients, providers, partners and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the Merger; the ability to meet expectations regarding the timing and completion of the Merger; and other factors described in the Company’s Form 10-K for the year ended December 31, 2017, as filed with the SEC, and in other reports filed by the Company with the SEC from time to time. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this communication.  Unless required by law, Ultimate Software undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this communication or to report the occurrence of unanticipated events.

FROM: SCOTT SCHERR
TO: ALL ULTIMATE EMPLOYEES
SUBJECT:  BIG NEWS: Ultimate to Go Private
Congratulations on our 5th Championship. We are Legend.
Congratulations on US being stronger than we’ve ever been.
Congratulations on the exciting news that Ultimate is going to be a private company.
The Board of Directors, with my support and that of the rest of our leadership team, has unanimously approved entering into a merger agreement to go private with a group of investment firms led by Hellman & Friedman (H&F), which (upon closing) would result in Ultimate being a private company.
We have had an incredible experience as a public company on NASDAQ for more than 20 years. Now, with Hellman & Friedman as our private partner heading into the future, we will be able to accelerate the expansion of our business and bring major benefits to our UltiPeeps and our customers. Companies like Burger King, Panera Bread, and Hilton Worldwide Holdings have all made decisions to go private in recent years, with great success, and we believe it’s an all-around win for Ultimate.
The benefit to UltiPeeps is significant. The investor group led by Hellman & Friedman has agreed to pay a price of $331.50 per share for ULTI’s stock when the transaction with them closes (we expect that to be before the end of Q2 19). Please note that closing of the transaction is subject to stockholder approval, regulatory approvals and other customary closing conditions. As part of the transaction, all unvested RSUs that were approved with a grant date on or before February 9, 2019, will be automatically fully vested at the close of the transaction and entitled to receive the same price as your vested shares ($331.50 per share). See the attached Q&A for details.
For us as a company, having Hellman & Friedman as a funding and strategic partner will give us the flexibility to focus our energies and talents on the strategic and financial objectives our leadership team sees as priorities. We will be able to enhance and expand the services and products we offer our customers more easily. And without Wall Street’s emphasis on quarterly performance restraining our decision-making, we can focus on our longer-term vision.
Every UltiPeep in our UltiFamily is important to me and our leadership team. I will still be Ultimate’s CEO and our leadership team will remain the same. Ultimate Software will still be Ultimate Software, and we will continue our traditions of rewarding our people with equity shares for new hires, promotions, and performance. They will just be shares of Ultimate as a private company, not a public company. Again, see the Q&A for details.
With Hellman & Friedman, we will be able to work faster, more creatively, and more productively…and we will make our Culture, Services, and Products even better than they already are.
Thank you for living the dream with me and making this possible.
Everyone/Every Day. Health and Happiness to you and your families…FOREVER.
Please, read the attached press release and the attached Q&A that answers many of your questions. If you have any further questions, please, email me. I will respond in a timely manner.
Respect and Honor,
Scott
LEGAL NOTICES:
Additional Information and Where to Find It

 This communication relates to the proposed merger involving The Ultimate Software Group, Inc. (“Ultimate” or the “Company”).  In connection with the proposed merger, Ultimate Software will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that Ultimate Software may file with the SEC or send to its stockholders in connection with the proposed merger.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF ULTIMATE SOFTWARE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and the Company’s website, https://www.ultimatesoftware.com/.  In addition, the documents (when available) may be obtained free of charge by directing a request to Mitch Dauerman by email at mitch_dauerman@ultimatesoftware.com or by calling 954-331-7069.

Participants in the Solicitation

 The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Ultimate Software common stock in respect of the proposed merger.  Information about the directors and executive officers of Ultimate Software is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on April 2, 2018, and in other documents filed by Ultimate Software with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed merger when they become available.

Cautionary Statements Regarding Forward-Looking Information

 Certain statements contained in this communication may constitute “forward-looking statements.”  These forward-looking statements may be identified by terms such as “plan to,” “designed to,” “allow,” “will,” “can,” “expect,” “estimates,” “believes,” “intends,” “may,” “continues,” “to be” or the negative of these terms, and similar expressions intended to identify forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements, and reported results should not be considered as an indication of future performance.  These risks, uncertainties and other factors include, but are not limited to, risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain Ultimate Software stockholder approval of the merger or the failure to satisfy any of the other conditions to the completion of the merger; the effect of the announcement of the merger on the ability of Ultimate Software to retain and hire key personnel and maintain relationships with its clients, providers, partners and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the merger; the ability to meet expectations regarding the timing and completion of the merger; and other factors described in the Company’s Form 10-K for the year ended December 31, 2017, as filed with the SEC, and in other reports filed by the Company with the SEC from time to time. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this communication.  Unless required by law, Ultimate Software undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this communication or to report the occurrence of unanticipated events.

Ultimate Going Private:  Q&A for UltiPeeps

1.	Why has Ultimate Software decided to partner with Hellman & Friedman to take us private?

We believe the investment by Hellman & Friedman, Blackstone, GIP, CPP and JMI will strengthen us as a company by accelerating our growth as a business. With the investor group led by Hellman & Friedman (H&F) as our trusted strategic partner, Ultimate eliminates the time and money spent on Wall Street’s regulatory and reporting requirements, enabling us to direct our singular focus to our strategic and financial objectives, including our Sixth Championship of surpassing $2 billion in total revenues in 2021.

Companies like Burger King, Panera Bread, and Hilton Worldwide Holdings have all made decisions to go private in recent years, with great success, and we believe it’s an all-around win for Ultimate.

As a public company, Ultimate has been subject to a heightened focus on short-term quarterly results and operating expenses versus long-term success. The short-term focus of Wall Street limits our ability to grow our team and invest in new products and services at the pace we want to invest, due to the impact that these investments have on a company’s operating margin. As a private company with the backing of Hellman & Friedman’s funding and support, Ultimate will have the ability to make decisions that are in the best interest of our customers and employees in both the short AND the long term, without worrying about any impact on our stock price.

2.	As an Ultimate employee, what does this transaction mean for me?

The benefit for UltiPeeps is significant.

Above all, having Hellman & Friedman as a strategic partner will give us the flexibility to focus our energies and talents on the strategic and financial objectives our leadership team sees as priorities. We will be able to enhance and expand the services and products we offer our customers more easily. And without Wall Street’s emphasis on quarterly performance restraining our decision-making, we can focus on our longer-term vision.

In addition to the benefits that partnering with Hellman & Friedman will bring to our company’s growth, Hellman & Friedman has agreed to pay a price of $331.50 per share of Ultimate’s stock when our transaction with them closes and becomes final, which—subject to stockholder approval, regulatory approvals, and other customary closing conditions—we expect to happen before the end of Q2 2019. As part of the transaction, all unvested RSUs that are approved with a grant date on or before February 9, 2019, will be automatically fully vested at close and paid at the same price as your vested shares.

Ultimate Software will still be Ultimate Software, and after the closing of the transaction, we will continue our traditions of rewarding our people with equity shares for new hires, promotions, and performance. They will just be shares of Ultimate as a private company, not a public company.

3.	Who is Hellman & Friedman?

Hellman & Friedman is a private equity firm known for making large-scale investments in high quality, high-growth businesses for the long haul. Hellman & Friedman supports the strategic and financial objectives of these businesses’ outstanding management teams. Since Hellman & Friedman’s founding in 1984, the firm has raised over $50 billion of committed capital. For more information, please feel free to visit www.hf.com.

4.	When will the transaction (“closing”) with Hellman & Friedman be complete?

The transaction is expected to close in Q2 2019, subject to stockholder approval and customary closing conditions including regulatory approvals.

5.	Will Ultimate still be a public company after the Closing?

No. When the transaction with Hellman & Friedman has received stockholder approval, closed, and cleared all customary regulatory approvals, Ultimate will no longer be a public company and our stock will no longer trade on Nasdaq. Ultimate will, at that time, be a privately held company.

6.	What will happen to the ULTI shares of stock I own?

You can sell them in the open market during our open trading window, starting on February 6, 2019. Any shares you own on our closing date (expected to occur in Q2 2019) will entitle you to receive the merger consideration of $331.50 per share, subject to tax withholding.

7.	What will happen to the Unvested Shares of Restricted ULTI stock I have?

Upon the closing, all your Unvested Shares will automatically become fully Vested Shares of ULTI stock, and you will be paid the same price for them as you would for those that are already vested ($331.50). The grants you receive for exceptional performance in February 2019 will also become fully Vested when we close this transaction with Hellman & Friedman. For example, in the past, if you were granted 30 RSUs in February, 10 of those would vest in one year, 10 would vest after two years, and the last 10 would vest after three years. Upon our closing of the transaction, all 30 of those shares will vest in full immediately, and you will be entitled to receive $331.50 per share for all of them, which will happen automatically if your RSUs are in your eTrade account.

8.	How will I receive the money for my RSUs?

We are working through the exact details, but most likely the money will be deposited as a cash payment in your eTrade account.

9.	Will I still be an employee of Ultimate Software after the closing?

Yes. Nothing changes with regards to your relationship with the company.

10.	After the closing, will I continue to have the opportunity to receive equity in Ultimate as a performance bonus?

 Yes. Awarding equity for new hires, performance, and promotions will continue.

11.	What will happen to my benefits?

There will be no changes, other than our always trying to make them better.

12.	Will Scott Scherr still be Ultimate’s CEO?

Yes.

13.	Will Ultimate’s leadership team remain the same?

Yes.

14.	Will Ultimate operate the same way?

Yes. We’ll make our services better, make our products better, and stick together. Everyone. Every day.

15.	What will happen with people who joined Ultimate only recently as a new hire or as part of the PeopleDoc acquisition?

They are all UltiPeeps. All UltiPeeps will always be treated the same.

16.	Will new hires continue to receive equity in Ultimate after the Closing?

Yes. New hires will continue to receive equity.

17.	Can I share this news with my friends and family?

Yes, this news has been disclosed publicly in a press release today, so it is public information – including the share price that is being paid to our stockholders.

18.	What should I do if I get calls or emails from public media, journalists, bloggers, or industry analysts (or anyone who is looking for a public answer)?

Do not respond directly to any questions from media, journalists, bloggers, industry analysts, or anyone who asks you for a public comment about this transaction, either on the phone, in email, or on social media. Simply reply that you are forwarding their question to the official Ultimate Software spokesperson, who will get back to them. Then forward all questions or inquiries you receive via phone or email to INFORMATION@ultimatesoftware.com or Darlene Marcroft.

19.	Can I share this news on social media such as Facebook or Twitter?

Yes, you can share the link to our public press release and/or you can share anything that is posted to our public social media channels on Facebook, LinkedIn, or Twitter.

20.	If I see a comment or question about this news on social media, can I respond?

Ultimate Software is closely tracking all Web and social media outlets in real-time for discussion of this news, and the official Ultimate spokesperson will respond where appropriate. Please refrain from answering questions or comments about this news on your own. If you have any question about how to handle a social media comment or question, email INFORMATION@ultimatesoftware.com.

21.	How can I check to see how many shares of vested and unvested RSUs I currently have, that will be paid out in cash upon closing of this transaction?

The blackout period will continue through close of trading on Tuesday, February 5th and the open window will begin at 9:30am ET Wednesday, February 6th when the stock market opens. Until the blackout period ends, you will be able to go into your E*Trade account online and see both your vested and unvested shares of restricted stock (i.e., RSUs) – by going to the Home Page (“Complete View”), clicking on “Stock Plan (ULTI)”, clicking on the “Holdings” tab, and then clicking on “VIEW BY STATUS.” The “View by Status” screen shows you your total vested and unvested RSUs.

However, until we are in the open window, you will not be able to see how many of your vested RSUs are sellable shares. When we are in open window, beginning at 9:30am ET Wednesday, February 6th, you will be able to see what you have available to sell. The difference between what is shown as your vested shares and what you will see as your sellable shares, after the blackout period ends, will be what you may have already sold previously that was vested.

Additional Information and Where to Find It

 This communication relates to the proposed merger involving The Ultimate Software Group, Inc. (“Ultimate” or the “Company”).  In connection with the proposed merger, Ultimate Software will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that Ultimate Software may file with the SEC or send to its stockholders in connection with the proposed merger.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF ULTIMATE SOFTWARE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and the Company’s website, https://www.ultimatesoftware.com/.  In addition, the documents (when available) may be obtained free of charge by directing a request to Mitch Dauerman by email at mitch_dauerman@ultimatesoftware.com or by calling 954-331-7069.

Participants in the Solicitation

 The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Ultimate Software common stock in respect of the proposed merger.  Information about the directors and executive officers of Ultimate Software is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on April 2, 2018, and in other documents filed by Ultimate Software with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed merger when they become available.

Cautionary Statements Regarding Forward-Looking Information

 Certain statements contained in this communication may constitute “forward-looking statements.”  These forward-looking statements may be identified by terms such as “plan to,” “designed to,” “allow,” “will,” “can,” “expect,” “estimates,” “believes,” “intends,” “may,” “continues,” “to be” or the negative of these terms, and similar expressions intended to identify forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements, and reported results should not be considered as an indication of future performance.  These risks, uncertainties and other factors include, but are not limited to, risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain Ultimate Software stockholder approval of the merger or the failure to satisfy any of the other conditions to the completion of the merger; the effect of the announcement of the merger on the ability of Ultimate Software to retain and hire key personnel and maintain relationships with its clients, providers, partners and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the merger; the ability to meet expectations regarding the timing and completion of the merger; and other factors described in the Company’s Form 10-K for the year ended December 31, 2017, as filed with the SEC, and in other reports filed by the Company with the SEC from time to time. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this communication.  Unless required by law, Ultimate Software undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this communication or to report the occurrence of unanticipated events.

TO: ALL CUSTOMER PRIMARY CONTACTS (Including UltiPro, Perception, and PeopleDoc customers)
FROM: SCOTT SCHERR
SUBJECT: IMPORTANT NEWS – Ultimate Software Going Private

Ultimate Software Valued Customers,

It is with great pleasure that I share with you some very exciting news about Ultimate Software. Today, we announced that we have entered into an agreement to move from being a publicly traded company on NASDAQ to a privately held company, funded by leading private equity investment firm Hellman & Friedman and other investors.

We believe this announcement will mean positive improvements for you—our customers—and will increase the speed with which we can deliver you new products, new features, and new services in the future.

Companies like Burger King, Panera Bread, and Hilton Worldwide Holdings have all made decisions to go private in recent years, with great success, and we believe it’s an all-around win for Ultimate and our customers.

What this means to you is that upon the closing of the transaction (expected in Q2 2019), Ultimate—with the support of an investment group led by Hellman & Friedman—will have increased freedom to invest in UltiPro, in additional products and services, and in enhanced support for our customers, without the constraints of being a public company. As a private company with the backing of a leading private equity firm, Ultimate will have the ability to make decisions that are in the best interests of our customers in both the short- AND long-term.

You will benefit from our ability to bring new features to market more quickly. We see new opportunities for enhanced products and services as a result of investments from our private equity partners. Nothing about your experience as Ultimate’s customer will change, other than our being able to invest in improvements and deliver those improvements to you more quickly.

Ultimate has been a public company for over 20 years, so we did not make the decision to go private lightly. We felt strongly that now was the right time for us to make more investments in our products and services, and we’ve made the move to take the company private in order to have greater ability to do just that. This change enables us to take actions that will make us a better HR partner to you.  We are thrilled to share this news with you, since you have been a vital part of our journey. You have our commitment that serving your needs is, and remains, Ultimate’s priority—and we’re excited that this new phase in our journey will allow us to do that more effectively and efficiently.

I wanted to let you know personally about this exciting news and the added benefits to our valued customers. We remain 100% committed to HCM and our “People First” mission building out our products and services to help you relentlessly improve your employees’ experience.

We look forward to continuing to support you as your HR needs evolve. Please feel free to read our press release announcing this news. If you have any questions or concerns, please reach out to your Executive Relationship Manager. Thank you, as always, for your partnership. We owe so much of our success to you.

Best,

Scott Scherr
CEO, President and Founder

Additional Information and Where to Find It

This communication relates to the proposed merger involving The Ultimate Software Group, Inc. (“Ultimate” or the “Company”).  In connection with the proposed merger, Ultimate Software will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that Ultimate Software may file with the SEC or send to its stockholders in connection with the proposed merger.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF ULTIMATE SOFTWARE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and the Company’s website, https://www.ultimatesoftware.com/.  In addition, the documents (when available) may be obtained free of charge by directing a request to Mitch Dauerman by email at mitch_dauerman@ultimatesoftware.com or by calling 954-331-7069.

Participants in the Solicitation

 The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Ultimate Software common stock in respect of the proposed merger.  Information about the directors and executive officers of Ultimate Software is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on April 2, 2018, and in other documents filed by Ultimate Software with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed merger when they become available.

Cautionary Statements Regarding Forward-Looking Information

 Certain statements contained in this communication may constitute “forward-looking statements.”  These forward-looking statements may be identified by terms such as “plan to,” “designed to,” “allow,” “will,” “can,” “expect,” “estimates,” “believes,” “intends,” “may,” “continues,” “to be” or the negative of these terms, and similar expressions intended to identify forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements, and reported results should not be considered as an indication of future performance.  These risks, uncertainties and other factors include, but are not limited to, risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain Ultimate Software stockholder approval of the merger or the failure to satisfy any of the other conditions to the completion of the merger; the effect of the announcement of the merger on the ability of Ultimate Software to retain and hire key personnel and maintain relationships with its clients, providers, partners and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the merger; the ability to meet expectations regarding the timing and completion of the merger; and other factors described in the Company’s Form 10-K for the year ended December 31, 2017, as filed with the SEC, and in other reports filed by the Company with the SEC from time to time. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this communication.  Unless required by law, Ultimate Software undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this communication or to report the occurrence of unanticipated events.

TO: ALL ULTIMATE SOFTWARE PARTNERS
SUBJECT: IMPORTANT NEWS – Ultimate Going Private

Ultimate Software Valued Partners,

It is with great pleasure that I share with you some very exciting news about Ultimate Software. Today, we announced that we have entered into an agreement to move from being a publicly traded company on NASDAQ to a privately held company, funded by leading private equity investment firm Hellman & Friedman and other investors.

We believe this announcement will mean positive improvements for our customers and you—our partners—and will increase the speed with which we can deliver new products, new features, and new services in the future.

Companies like Burger King, Panera Bread, and Hilton Worldwide Holdings have all made decisions to go private in recent years, with great success, and we believe it’s an all-around win for Ultimate, our stockholders, our employees, our customers, and our partners.

Upon the closing of the transaction (expected in Q2 2019), Ultimate—with the support of an investment group led by Hellman & Friedman—will have increased freedom to invest in UltiPro, in additional products and services, and in enhanced support for our customers, without the constraints of being a public company. As a private company with the backing of a leading private equity firm, Ultimate will have the ability to make decisions that are in the best interests of our customers in both the short- AND long-term.

You will benefit from our ability to bring new features to market more quickly. We see new opportunities for enhanced products and services as a result of investments from our private equity partners. We remain committed to our partnership with you.

Ultimate has been a public company for over 20 years, so we did not make the decision to go private lightly. We felt strongly that now was the right time for us to make more investments in our products and services, and we’ve made the move to take the company private in order to have greater ability to do just that. This change enables us to take actions that will make us a better HR partner to you.  We are thrilled to share this news with you, since you have been a vital part of our journey.

While very little will change in terms of our relationship with you as a result of this transaction, I wanted to let you know personally about this exciting news and also confirm to you that we remain 100% committed to HCM and our “People First” mission.

We look forward to continuing to work with you. Please feel free to read our press release announcing this news on our Web site. If you have any questions or concerns, please reach out to us. Thank you, as always, for your partnership.
Best,

Travis Burke
VP, Corporate Development

LEGAL NOTICES:

Additional Information and Where to Find It

 This communication relates to the proposed merger involving The Ultimate Software Group, Inc. (“Ultimate” or the “Company”).  In connection with the proposed merger, Ultimate Software will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that Ultimate Software may file with the SEC or send to its stockholders in connection with the proposed merger.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF ULTIMATE SOFTWARE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and the Company’s website, https://www.ultimatesoftware.com/.  In addition, the documents (when available) may be obtained free of charge by directing a request to Mitch Dauerman by email at mitch_dauerman@ultimatesoftware.com or by calling 954-331-7069.

Participants in the Solicitation

 The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Ultimate Software common stock in respect of the proposed merger.  Information about the directors and executive officers of Ultimate Software is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on April 2, 2018, and in other documents filed by Ultimate Software with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed merger when they become available.

Cautionary Statements Regarding Forward-Looking Information

 Certain statements contained in this communication may constitute “forward-looking statements.”  These forward-looking statements may be identified by terms such as “plan to,” “designed to,” “allow,” “will,” “can,” “expect,” “estimates,” “believes,” “intends,” “may,” “continues,” “to be” or the negative of these terms, and similar expressions intended to identify forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements, and reported results should not be considered as an indication of future performance.  These risks, uncertainties and other factors include, but are not limited to, risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain Ultimate Software stockholder approval of the merger or the failure to satisfy any of the other conditions to the completion of the merger; the effect of the announcement of the merger on the ability of Ultimate Software to retain and hire key personnel and maintain relationships with its clients, providers, partners and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the merger; the ability to meet expectations regarding the timing and completion of the merger; and other factors described in the Company’s Form 10-K for the year ended December 31, 2017, as filed with the SEC, and in other reports filed by the Company with the SEC from time to time. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this communication.  Unless required by law, Ultimate Software undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this communication or to report the occurrence of unanticipated events.

TO: INDUSTRY ANALYSTS
SUBJECT: IMPORTANT NEWS – Ultimate Going Private
Ultimate Software Valued Partners,
It is with great pleasure that I share with you some very exciting news about Ultimate Software. Today, we announced that we have entered into an agreement to move from being a publicly traded company on NASDAQ to a privately held company, funded by leading private equity investment firm Hellman & Friedman and other investors.
We believe this announcement will mean positive improvements for our employees and our customers--and will increase the speed with which we can deliver new products, new features, and new services in the future.
Companies like Burger King, Panera Bread, and Hilton Worldwide Holdings have all made decisions to go private in recent years, with great success, and we believe it’s an all-around win for Ultimate, our stockholders, our employees, our customers, our partners—and the HCM market.
Upon the closing of the transaction (expected in Q2 2019), Ultimate—with the support of an investment group led by Hellman & Friedman—will have increased freedom to invest in UltiPro, in additional products and services, and in enhanced support for our customers, without the constraints of being a public company. As a private company with the backing of a leading private equity firm, Ultimate will have the ability to make decisions that are in the best interests of our customers in both the short- AND long-term.
The market will benefit from our ability to deliver new features more quickly. We see new opportunities for enhanced products and services as a result of investments from our private equity partners. We remain committed to HCM exclusively and our mission to put People First.
Ultimate has been a public company for over 20 years, so we did not make the decision to go private lightly. We felt strongly that now was the right time for us to make more investments in our products and services, and we’ve made the move to take the company private in order to have greater ability to do just that. This change enables us to take actions that will make us a better HR partner to our customers.  We are thrilled to share this news with you, since you have been a vital part of our journey.
I wanted to let you know personally about this exciting news and also invite you to attend a Q&A about this announcement with your fellow industry analysts on Tuesday, February 5th at 11:00am Eastern Time – 12noon Eastern Time. There are no slides – this will be an open Q&A with you and your fellow analysts only. The dial-in for this call is:
(US) +1 402-603-2102
PIN: 577 895#
If you cannot join on such short notice, you can email any questions that you have to me and I’ll make sure you get an answer as quickly as possible.
Please feel free to read our press release announcing this news on our Web site. Thank you, as always, for your interest and support of Ultimate’s journey.
Best,

Cecile

LEGAL NOTICES:
Additional Information and Where to Find It

 This communication relates to the proposed merger involving The Ultimate Software Group, Inc. (“Ultimate” or the “Company”).  In connection with the proposed merger, Ultimate Software will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that Ultimate Software may file with the SEC or send to its stockholders in connection with the proposed merger.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF ULTIMATE SOFTWARE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and the Company’s website, https://www.ultimatesoftware.com/.  In addition, the documents (when available) may be obtained free of charge by directing a request to Mitch Dauerman by email at mitch_dauerman@ultimatesoftware.com or by calling 954-331-7069.

Participants in the Solicitation

 The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Ultimate Software common stock in respect of the proposed merger.  Information about the directors and executive officers of Ultimate Software is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on April 2, 2018, and in other documents filed by Ultimate Software with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed merger when they become available.

Cautionary Statements Regarding Forward-Looking Information

 Certain statements contained in this communication may constitute “forward-looking statements.”  These forward-looking statements may be identified by terms such as “plan to,” “designed to,” “allow,” “will,” “can,” “expect,” “estimates,” “believes,” “intends,” “may,” “continues,” “to be” or the negative of these terms, and similar expressions intended to identify forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements, and reported results should not be considered as an indication of future performance.  These risks, uncertainties and other factors include, but are not limited to, risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain Ultimate Software stockholder approval of the merger or the failure to satisfy any of the other conditions to the completion of the merger; the effect of the announcement of the merger on the ability of Ultimate Software to retain and hire key personnel and maintain relationships with its clients, providers, partners and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the merger; the ability to meet expectations regarding the timing and completion of the merger; and other factors described in the Company’s Form 10-K for the year ended December 31, 2017, as filed with the SEC, and in other reports filed by the Company with the SEC from time to time. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this communication.  Unless required by law, Ultimate Software undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this communication or to report the occurrence of unanticipated events.